EXHIBIT 10.13
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                                 BANX AFFILIATES

                          REGISTRATION RIGHTS AGREEMENT


                          Dated as of February 23, 1996


                                     Between


                           CS WIRELESS SYSTEMS, INC.,

                                    as Issuer


                                       and


                             MMDS HOLDINGS II, INC.

                                       and

                           NYNEX MMDS HOLDING COMPANY






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
                                TABLE OF CONTENTS
                                -----------------

Section                                                                     Page
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Section 1.     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . .  1

Section 2.     Registration Rights  . . . . . . . . . . . . . . . . . . . . .  5

     2.1  (a)  Demand Registration After Public Equity Offering . . . . . . .  5
          (b)  Effective Registration . . . . . . . . . . . . . . . . . . . .  6
          (c)  Restrictions on Sale by Holders  . . . . . . . . . . . . . . .  7
          (d)  Underwritten Registrations . . . . . . . . . . . . . . . . . .  7
          (e)  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
          (f)  Priority in Demand Registration  . . . . . . . . . . . . . . .  8
          (g)  Termination  . . . . . . . . . . . . . . . . . . . . . . . . .  8
     2.2  (a)  Piggy-Back Registration  . . . . . . . . . . . . . . . . . . .  8
          (b)  Priority in Piggy-Back Registration  . . . . . . . . . . . . .  9
     2.3  Limitations, Conditions and Qualifications to Obligations
          Under Registration Covenants  . . . . . . . . . . . . . . . . . . . 11
     2.4  Restrictions on Sale by the Company and Others  . . . . . . . . . . 12
     2.5  Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Section 3.     [Intentionally Omitted]  . . . . . . . . . . . . . . . . . . . 13

Section 4.     Registration Procedures  . . . . . . . . . . . . . . . . . . . 13

Section 5.     Indemnification and Contribution . . . . . . . . . . . . . . . 20

Section 6.     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . 23

          (a)  No Inconsistent Agreements . . . . . . . . . . . . . . . . . . 23
          (b)  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . 23
          (c)  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
          (d)  Successors and Assigns . . . . . . . . . . . . . . . . . . . . 24
          (e)  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . 24
          (f)  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
          (g)  Governing Law; Jurisdiction  . . . . . . . . . . . . . . . . . 25
          (h)  Severability . . . . . . . . . . . . . . . . . . . . . . . . . 25
          (i)  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . 25
          (j)  Securities Held by the Company or Its Affiliates . . . . . . . 25
          (k)  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

                                 BANX AFFILIATES

                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and
                                                   ---------
entered into as of February 23, 1996, among CS WIRELESS SYSTEMS, INC., a Delaware corporation (the "Company") and MMDS HOLDINGS II, INC., an affiliate of
                           -------
Bell Atlantic Corporation, a Delaware corporation ("Bell Atlantic") and NYNEX
                                                    -------------
MMDS HOLDING COMPANY, an affiliate of NYNEX Corporation, a Delaware corporation ("NYNEX").
  -----

          This Agreement is made in connection with (i) the Purchase Agreement (the "Purchase Agreement"), dated February 15, 1996, among the Company and Smith
      ------------------
Barney Inc., BT Securities Corporation and Gerard Klauer Mattison & Co., LLC (the "Initial Purchasers"), relating to, among other things, the sale by the
      ------------------
Company to the Initial Purchasers of an aggregate of 100,000 Units, each of which consists of four $1,000 aggregate principal amount at maturity of 11 3/8% Senior Discount Notes (the "Notes") due 2006 and 1.1 shares of Common Stock,
                            -----
$.001 par value per share, of the Company and (ii) the Participation Agreement effective December 12, 1995, as amended by Amendment No. 1 dated as of February 22, 1996 (the "Participation Agreement") among the Company, CAI Wireless
               -----------------------
Systems, Inc. and Heartland Wireless Communications, Inc. In order to induce the BANX Affiliates (as defined herein) to provide its consent to the transactions contemplated by the Purchase Agreement and the Participation Agreement, the Company has agreed to issue to the BANX Affiliates an aggregate of 1,000,000 shares of Common Stock (as defined herein) and to provide to the BANX Affiliates and the Holders (as defined herein), among other things, the registration rights for the Banx Shares (as defined herein) set forth in this Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

     Section 1.     Definitions.  As used in this Agreement, the following
                    -----------
defined terms shall have the following meanings:

          "Advice" has the meaning ascribed to such term in the last paragraph
           ------
     of Section 4 hereof.

          "Affiliate" means, when used with reference to any Person, any other
           ---------
     Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be. For the purposes of this definition, the term "control" when used with respect to any specified Person means the power to
      -------
     direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and
                                              ----------    -----------
     "controlled" have meanings  correlative of the foregoing.  None of the BANX
      ----------
     Affiliates shall be deemed to be an Affiliate of the Company or of any of its subsidiaries or Affiliates.




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                                         -2-

          "BANX Affiliates" means Bell Atlantic and NYNEX Corporation and their
           ---------------
     respective Affiliates.

          "BANX Shares" means the shares of Common Stock owned by the BANX
           -----------
     Affiliates on the date of the issuance of the Shares.

          "Business Day" shall mean a day that is not a Legal Holiday.
           ------------

          "Capital Stock" means any and all shares, interests, participation, or
           -------------
     other equivalents (however designated) of corporate stock of the Company, including each class of common stock and preferred stock of the Company, together with any warrants, rights, or options to purchase or acquire any of the foregoing.

          "Common Stock" shall mean the Common Stock, $.001 par value per share,
           ------------
     of the Company.

          "Company" shall have the meaning ascribed to that term in the preamble
           -------
     of this Agreement and shall also include the Company's permitted successors and assigns.

          "Demand Registration" has the meaning ascribed to such term in Section
           -------------------
     2.1(a) hereof.

          "DTC" has the meaning ascribed to such term in Section 4(i) hereof.
           ---

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
     from time to time.

          "Existing Holders" means the holders of the Company's common equity on
           ----------------
     the date of issuance of the Shares, including the Initial Purchasers, for so long as it owns any Shares, and each of its successors, assigns and direct and indirect transferees who become registered owners of such Shares.

          "Holder" means each of the BANX Affiliates, for so long as it owns any
           ------
     Registrable Securities, each of its successors and any person to whom it transfers the BANX Shares in accordance with the provisions of Section 6(d) hereof.

          "Included Securities" has the meaning ascribed to such term in Section
           -------------------
     2.1(a) hereof.

          "indemnified party" has the meaning ascribed to such term in Section
           -----------------
     5(d) hereof.

          "indemnifying party" has the meaning ascribed to such term in Section
           ------------------
     5(d) hereof.




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                                         -3-


          "Indenture" means the Indenture, of even date herewith, between the
           ---------
     Company and Fleet National Bank of Connecticut, as Trustee, pursuant to which the Notes are issued.

          "Initial Purchasers" has the meaning ascribed to such term in the
           ------------------
     preamble hereof.

          "Inspectors" has the meaning ascribed to such term in Section 4(n)
           ----------
     hereof.

          "Legal Holiday" shall mean a Saturday, a Sunday or a day on which
           -------------
     banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

          "Notes" means $400,000,000 aggregate principal amount at maturity of
           -----
     11 3/8% Senior Discount Notes due 2006, and Series B 11 3/8% Senior Discount Notes due 2006, of the Company issued or to be issued under the Indenture.

          "Person" shall mean an individual, partnership, corporation, trust or
           ------
     unincorporated organization, or a government or agency or political subdivision thereof.

          "Piggy-Back Registration" has the meaning ascribed to such term in
           -----------------------
     Section 2.2 hereof.

          "Prepricing Prospectus" means the prospectus subject to completion
           ---------------------
     included in any Registration Statement, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

          "Prospectus" means the prospectus included in any Registration
           ----------
     Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Public Equity Offering" means an initial public offering of common
           ----------------------
     stock of the Company solely for cash pursuant to an effective registration statement under the Securities Act.

          "Purchase Agreement" has the meaning ascribed to such term in the
           ------------------
     preamble hereof.

          "Registrable Securities" means any of (i) the BANX Shares and (ii) any
           ----------------------
     other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, unless, in each case, such securities have been offered and sold to the Holder pursuant to an effective registration statement under the Securities Act declared effective. As to any particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, (ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder or Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act without the lapse of any further time or the satisfaction of any condition, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the
           ---------------------
     Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses (including messenger, telephone and delivery expenses), fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Selling Holders) and other reasonable out-of-pocket expenses of Selling Holders (it being understood that Registration Expenses shall not include, as to the fees and expenses of counsel, the fees and expenses of more than one counsel for the Selling Holders).

          "Registration Statement" shall mean any appropriate registration
           ----------------------
     statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Requisite Securities" shall mean a number of Registrable Securities
           --------------------
     equal to not less than 50% of the Registrable Securities at any time outstanding.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act,
           --------
     as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" shall mean Rule 144A promulgated under the Securities Act,
           ---------
     as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
     from time to time.

          "Selling Holder" shall mean a Holder who is selling Registrable
           --------------
     Securities in accordance with the provisions of Section 2.1 or 2.2.

          "Shares" means the shares of Common Stock sold pursuant to the
           ------
     Purchase Agreement.


     Section 2.     Registration Rights.
                    -------------------

          2.1 (a)  Demand Registration After Public Equity Offering.  At any
                   ------------------------------------------------
time and from time to time after the occurrence of a Public Equity Offering, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request for registration under the Securities Act of their Registrable Securities (the "Demand Registration"). Within 120 days of
                                      -------------------
the receipt of such written request for a Demand Registration, the Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 15 days after the receipt thereof. Within 20 days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included
                                                                --------
Securities").  Each such request by such other Holders shall specify the
- ----------
number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Sections 2.1(b) and 2.1(f) hereof, the Company shall only be required to register Registrable Securities pursuant to this
Section 2.1(a) once.

          Subject to Section 2.1(f) hereof, no other securities of the Company except (i) Registrable Securities held by any Holder, (ii) equity securities to be offered and sold for the account of the Company and (iii) any equity securities of the Company held by the Existing Holders or by any Person having "piggy-back" registration rights pursuant to any contractual obligation of the Company shall be included in the Demand Registration; provided, however, that no
                                                      --------  -------
such securities for the account of the Company, the Existing Holders or any other person shall be so included unless, in connection with any underwritten offering, the managing underwriter or underwriters confirm to the Holders of Registrable Securities to be included in such Demand Registration that the inclusion of such other securities will not be likely to effect the price at which the Registrable Securities may be sold. The inclusion of any such securities for the account of the Company or any other Person shall be on the same terms as that of the Registrable Securities.

          (b)    Effective Registration.  A Registration Statement will not be
                 ----------------------
deemed to have been effected as the Demand Registration unless it has been declared effective by the SEC and the Company has complied in a timely manner and in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration
                      --------  -------
Statement has become effective, at any time during the 90 days after the effective date thereof, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such Registration Statement has not become effective within a reasonable time period thereafter (not to exceed 30 days), such Registration Statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 90 days after the effective date thereof or
(B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then such registration shall not count towards determining if the Company has satisfied its obligation to effect one Demand Registration pursuant to this Section 2.1. For purposes of calculating the 90-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from the Demand Registration at any time prior to the effective date of such Demand Registration.

          (c)    Restrictions on Sale by Holders.  Each Holder of Registrable
                 -------------------------------
Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 2.1 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and during the 60-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

          The foregoing provisions of Section 2.1(c) shall not apply to any Holders of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however,
                                                             --------  -------
that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

          (d)    Underwritten Registrations.  If any of the Registrable
                 --------------------------
Securities covered by the Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and will be reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Rules 10b-6 and 10b-7 under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (e)    Expenses.  The Company will pay all Registration Expenses in
                 --------
connection with the registrations requested pursuant to Section 2.1(a) hereof. Each Selling Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Selling Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 2.1.

          (f)    Priority in Demand Registration.  In a registration pursuant to
                 -------------------------------
Section 2.1 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Demand Registration or who have sought inclusion therein that in such underwriter's or underwriters' opinion the total number of securities which the Selling Holders and any other Person desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the
                                                           -----
Registrable Securities of any Holder (pro rata based on the amount of Registrable Securities sought to be registered by such Holders), (ii) second,
                                                                      ------
provided that no securities of any Holder have been excluded from such registration, securities which have been requested to be included in such registration by the Existing Holders, (iii) third, provided that no securities
                                            -----
of the Holders or Existing Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fourth,
                                                                       ------
provided that no securities of any other Person sought to be included therein have been excluded from such registration, securities to be offered and sold for the account of the Company.

          If any securities of a Holder have been excluded from a registration statement pursuant to the provisions of the foregoing paragraph, then such registration shall not count towards determining whether the Company has satisfied its obligation to effect one Demand Registration pursuant to Section
2.1 hereof.

          (g)    Termination.  All registration rights provided in this
                 -----------
Agreement shall terminate on the second anniversary of the date upon which the Offering made pursuant to the Purchase Agreement shall have been consummated; provided that any delay or postponement of the Demand Registration not caused by the Holders shall extend the date of termination for an amount of time equal to such delay or postponement.

          2.2 (a)  Piggy-Back Registration.  If at any time the Company proposes
                   -----------------------
to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its equity securities (including an initial public offering, but excluding (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 15 days before the anticipated filing date or 10 days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing within 15 (or eight days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act) days after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The
                                             -----------------------
Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of
(A) 90 days after the effective date thereof or (B) the consummation of the distribution by the Selling Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall
                                     --------  -------
give prompt written notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Selling Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Selling Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 2.2.

          No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.2 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

          (b)    Priority in Piggy-Back Registration.  In a registration
                 -----------------------------------
pursuant to Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases only involving the registration for sale of securities for the Company's own account (other than pursuant to the exercise of piggyback rights herein and in other contractual commitments of the Company), securities shall be registered in such offering in the following order of priority: (i) first, the securities
                                                          -----
which the Company proposes to register, (ii) second, provided that no securities
                                             ------
sought to be included by the Company have been excluded from such registration, the securities which have been requested to be included in such registration by the Existing Holders and the Holders of Registrable Securities pro rata between the Holders and the Existing Holders based upon the aggregate amount of securities sought to be registered by such Persons (such securities for the account of the Holders to be allocated among the Holders pro rata based on the amount of securities sought to be registered by the Holders) and
(iii) third, provided that no securities sought to be included by the Company or
      -----
the Holders or the Existing Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); (y) in cases not involving the registration for sale of securities for the Company's own account only or for the account of any Existing Holder, securities shall be registered
in such offering in the following order of priority:   (i) first, the securities
                                                           -----
of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, as among Holders of Registrable Securities there shall be no priority and Registrable Securities sought to be included by Holders of Registrable Securities shall be included pro rata based on the amount of securities sought to be registered by such Holders), (ii) second, provided that no securities of such Person referred
                    ------
to in the immediately preceding clause (i) have been excluded from such registration, the securities requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement and the Existing Holders pro rata based on the amount of securities sought to be registered by such Persons and (iii) third, provided that no securities of such
                                     -----
Person referred to in the immediately preceding clause (i) or of the Holders or the Existing Holders have been excluded from such registration, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fourth, provided that no securities of any
                                     ------
other Person have been excluded from such registration, the securities which the Company proposes to register and (z) in cases involving the registration for sale of securities of the Existing Holders, securities shall be registered in such offering in the following order of priority: (i) first, the securities
                                                       -----
requested to be included in such registration by the Existing Holders, (ii) second, provided that no securities of the Existing Holders have been excluded
- ------
from such registration, Registrable Securities of the Holders (pro rata based on the amount of securities sought to be registered by such Holders), (iii) third,
                                                                         -----
provided that no securities sought to be registered by the Existing Holders or Holders have been excluded, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and
(iv) fourth, provided that no securities of any other Person has been excluded
     ------
from such registration, the securities which the Company proposes to register.

          If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration.

          2.3    Limitations, Conditions and Qualifications to Obligations Under
                 ---------------------------------------------------------------
Registration Covenants.  The obligations of the Company set forth in Sections
- ----------------------
2.1 and 2.2 hereof are subject to each of the following limitations, conditions and qualifications:

           (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that
                                                        --------  -------
     the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 90 days after the date of the determination of the Board of Directors referred to in the next sentence, and the duration of such postponement or suspension shall be excluded from the calculation of the 90-day period described in Section 2.1(b) hereof. Such postponement or suspension may be effected only if the Board of Directors of the Company determines reasonably and in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential; provided further, however, that the Company
                                 -------- -------  -------
     shall not be entitled to such postponement or suspension more than twice in any twelve-month period. If the Company shall so postpone the filing of a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer of the Company to the Selling Holders as to such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the one Demand Registration the Company is required to effect pursuant to Section 2.1 hereof.

          (ii) The Company shall not be required by this Agreement to effect a Demand Registration within 90 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for its own account; provided,
                                                                       --------
     however, that this clause (ii) shall not apply if the underwriter of such
     -------
     offering consents to the request for such Demand Registration pursuant to
     Section 2.1(a).

         (iii) The Company shall not be required by this Agreement to effect a Demand Registration within 60 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for the account of any securityholder of the Company; provided, however, that this clause (iii)
                                    --------  -------
     shall not apply if the underwriter of such offering consents to the request for such Demand Registration pursuant to Section 2.1(a).

          (iv) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

           (v) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is required by the SEC or requested by the underwriters with respect to such registration.

          2.4  Restrictions on Sale by the Company and Others.  The Company
               ----------------------------------------------
covenants and agrees that (i) it shall not, and that it shall not cause or permit any of its subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities) during the 30-day period prior to, and during the 90-day period beginning on, the commencement of any underwritten offering of Registrable Securities pursuant to the Demand Registration which has been requested pursuant to this Agreement, or a Piggy-Back Registration which has been scheduled, prior to the Company or any of its subsidiaries publicly announcing its intention to effect any such public sale or distribution; (ii) the Company will not, and the Company will not cause or permit any subsidiary of the Company to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request the Demand Registration or to join in any Piggy-Back Registration subject to the other terms and provisions hereof; and (iii) that it shall use its reasonable best efforts to secure the written agreement of each of its officers and directors to not effect any public sale or distribution of any securities of the same class as the Registrable Securities (or any securities convertible into or exchangeable or exercisable for any such securities), or any option or right for such securities during the period described in clause (i) of this Section 2.4.

          2.5  Reports.  The Company covenants that, whether or not it is
               -------
required to do so by the Exchange Act or the rules and regulations of the SEC, for so long as any of the Notes remain outstanding, the Company will furnish to the holders of the Registrable Securities and file with the SEC (unless the SEC will not accept such a filing) (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Form 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, for so long as any of the Registrable Securities remain outstanding, the Company shall make available to any prospective purchaser of the Registrable Securities or beneficial owner of the Registrable Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act. Upon the request of any Holder of Registrable Securities, the Company will in a timely manner deliver to such Holder a written statement as to whether it has complied with such information requirements.

     Section 3.     [Intentionally Omitted]

     Section 4.     Registration Procedures.  In connection with the obligations
                    -----------------------
of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall, except as otherwise provided:

          (a) Prepare and file with the SEC as soon as practicable each such Registration Statement (but in any event on or prior to the date of filing thereof required under this Agreement) and cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration Statement or
     --------  -------
     any Prospectus (for registrations pursuant to Sections 2.1 and 2.2 hereof) or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Exchange Act that would be incorporated therein by reference), the Company shall afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter or underwriters, if any, an opportunity to review copies of all such documents proposed to be filed a reasonable time prior to the proposed filing thereof. The Company shall not file any Registration Statement or Prospectus (for registrations pursuant to Section 2.1 hereof) or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object in writing unless failure to file any such amendment or supplement would involve a violation of the Securities Act or other applicable law, provided, however, that the Company
                                             --------  -------
     may do so pursuant to Section 2.2 hereof if a majority of the shares being registered thereunder are being offered by the Company for its own account, or if the holders of a majority of each class of equity securities of the Company being registered thereunder do not so object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented.

          (c) Notify the Selling Holders, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two
     (2) Business Days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Selling Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(m) below, to the knowledge of the Company, cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or
     (B) the initiation of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

          (d) Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If requested by the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwriting offering (only for registrations pursuant to Section 2.1 hereof), (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Selling Holders reasonably request to be included therein to comply with applicable law, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) Furnish to each Selling Holder who so requests and to counsel for the Selling Holders and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

          (g) Deliver to each Selling Holder, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this Section 4, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any offering of Registrable Securities, to register or qualify, and cooperate with the Holders of Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the managing underwriter or underwriters reasonably request in writing, or, in the event of a non-underwritten offering, as the Holders of a majority of the Registrable Securities may request; provided,
                                                                      --------
     however, that where Registrable Securities are offered other than through
     -------
     an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(h); keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be required
                      --------  -------
     to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any jurisdiction where it is not then so subject.

          (i) Cooperate with the Selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC");
                                                                        ---
     and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

          (j) Use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such Selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of the Registration Statement and the granting of such approvals.

          (k) Upon the occurrence of any event contemplated by Section 4(c)(v) or 4(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 4(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) (i) Prior to the effective date of a Registration Statement, provide a CUSIP number for such securities and (ii) immediately after the effective date of a Registration Statement, provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC.

          (m) Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection,

     (i) make such representations and warranties to the underwriter or underwriters, with respect to the business of the Company and the subsidiaries of the Company, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) use reasonable efforts to obtain opinions of counsel to the Company and updates thereof, addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if applicable, the subsidiaries of the Company) and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) Make available for inspection by a representative of the Selling Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such representative of the Selling Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable
          ----------
     business hours, all financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that all material non-public
                             --------  -------
     information shall be kept confidential by such Inspector, except to the extent that (i) the disclosure of such information is necessary or advisable to avoid or correct a misstatement or omission in the Registration Statement or in any Prospectus; provided, however, that prior
                                                  --------  -------
     notice is given to the Company, and the Company's legal counsel and such Selling Holder's legal counsel concur that disclosure is required, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder; provided, however,
                                                            --------  -------
     that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall take all actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, or (iv) such information has been made generally available to the public.

          (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods.

          (p) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

          (q) Cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

          Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller for so long as such seller fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iv), 4(c)(v), or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof), or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                 ------
prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will, at the Company's expense, deliver to the Company all copies, other than permanent file copies, then in such Holder's actual possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that nothing herein shall create any obligation on the part
- --------  -------
of any Holder to undertake to retrieve or return any such Prospectus not within the actual possession of such Holder. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof or (y) the Advice.

     Section 5.     Indemnification and Contribution.  (a)  The Company agrees
                    --------------------------------
to indemnify and hold harmless each Holder and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, pursuant to which Registrable Securities were registered under the Securities Act, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which such statements were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to any Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in connection therewith; provided, however, that the indemnification
                             --------  -------
contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) on account of any such loss, claim, damage, liability or expense arising from the sale of the Registrable Securities by such Holder to any person if a copy of the Prospectus shall not have been delivered or sent to such person by the Holder within the time required by the Securities Act and each untrue statement or alleged untrue statement of a material fact contained in, and each omission or alleged omission of material fact from, such Prepricing Prospectus was corrected in the Prospectus; provided, however, that the Company
                                            --------  -------
has delivered the Prospectus to the several Holders in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Holder or any person controlling any Holder in respect of which indemnity may be sought against the Company, such Holder or such controlling person shall promptly notify the Company (but the failure to so notify the Company shall not relieve the Company from any liability under Section 5(a) hereof unless the Company is prejudiced in any material respect by such failure to notify) and the Company shall promptly assume the defense thereof, including the employment of counsel acceptable to the indemnified parties and payment of all fees and expenses. Such Holder or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder or such controlling person unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel acceptable to the indemnified parties, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Holder or such controlling person, and such Holder or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Holder or such controlling person. It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to those of any local counsel) at any time for all such Holders and controlling persons not having actual or potential differing interests (as advised by counsel) with the Company or among themselves, which firm shall be designated in writing by Holders who sold a majority in interest of Registrable Securities sold by all such Holders and reasonably acceptable to the Company, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its consent (which shall not be unreasonably withheld or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Holder, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Holder, but only with respect to information furnished in writing by or on behalf of such Holder with respect to such Holder expressly for use in the Registration Statement, the Prospectus or any Prepricing

Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Holder pursuant to this paragraph (c), such Holder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Holders' expense), and the Company, its directors, any such officer, and any such controlling person, shall have the rights and duties given to the Holders by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Holders may otherwise have.

          (d) If the indemnification provided for in this Section 5 is for any reason or to any extent unavailable to an indemnified party under paragraphs (a) or (c) hereof (other than for failure to notify the indemnifying party, such failures resulting in prejudice in any material respect to the indemnifying party) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from the offering of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Holders, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the issuance (net of discounts and commissions but before deducting expenses) of the BANX Shares received by the Company bears to the total proceeds (net of discounts and commissions but before deducting expenses) received by such Holders from the sale of Registrable Securities, as the case may be. For purposes of this paragraph (d), the parties agree that the total proceeds from the issuance of the BANX Shares received by the Company is $3,636,363.64. The relative fault of the Company, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro
                                                                          ---
rata allocation (even if the Holders were treated as one entity for such
- ----
purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth in clauses (a),
(b) and (c) above, legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 5, no Holder shall be required to contribute any amount in excess of the amount by which proceeds received by such Holder from sales of Registrable Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 5 are several and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional written release of such indemnified party, from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. A successor to any Holder or any person controlling any Holder, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5. The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person who controls an Initial Purchaser, the Company, their respective directors or officers or any person controlling the Company and
(ii) any termination of this Agreement.

     Section 6.     Miscellaneous.
                    -------------

          (a)  No Inconsistent Agreements.  The Company has not entered into nor
               --------------------------
will the Company on or after the date of this Agreement enter into, or cause or permit any of its subsidiaries to enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

          (b)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of Holders of not less than a majority of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that Section 5 hereof and this Section
                   --------  -------
6(b) may not be amended, modified or supplemented without the prior written consent of each Holder (including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by the Holders of not less than a majority of the Registrable Securities proposed to be sold by such Holders pursuant to such Registration Statement; provided, however, that Section 5 hereof and this
                        --------  -------
Section 6(b) may not be amended, modified or supplemented without the prior written consent of each Holder (including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement or a Common Share Registration Statement) affected by such amendment, modification or supplement.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address of Holder as set forth in the register for the Shares, which address initially is, with respect to MMDS Holdings II, Inc. and NYNEX MMDS Holding Company, the addresses set forth below their respective names on the signature page hereto; and (ii) if to the Company, initially at the address set forth below the Company's name on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c), with a copy to Day, Berry & Howard, CityPlace 1, Hartford, CT 06103-3499, Attention: Michael F. Halloran, Esq., and thereafter at such other address notice of which is given in accordance with the provisions of this Section 6(c).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if Personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (d)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors, assigns and transferees of each of the parties; provided, however, that the rights granted to the BANX Affiliates pursuant to this Agreement shall only be transferable to a purchaser of all but not less than all of the shares of Common Stock held by either MMDS Holdings, II, Inc. and its Affiliates or NYNEX MMDS Holding Company and its Affiliates, and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire BANX Shares and/or Registrable Securities, in accordance with the terms hereof, whether by operation of law or otherwise, such BANX Shares and/or Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such BANX Shares and/or Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY
               ---------------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (h)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (i)  Entire Agreement.  This Agreement, together with the Purchase
               ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (j)  Securities Held by the Company or Its Affiliates.  Whenever the
               ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities or BANX Shares is required hereunder, Registrable Securities or BANX Shares held by the Company or by any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage.

          (k)  Remedies.  In the event of a breach by the Company of any of its
               --------
obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         CS WIRELESS SYSTEMS, INC.


                         By:
                             ---------------------------------------------------
                            Name:
                            Title:

                            Address for Notices:

                            903 North Bowser, Suite 140
                            Richardson, Texas  75081
                            Facsimile No.:  (214) 479-1023
                            Telephone No.:  (214) 479-9244

                         MMDS HOLDINGS II, INC.


                         By:
                             ---------------------------------------------------
                            Name:
                            Title:

                            Address for Notices:

                            3900 Washington Street
                            Wilmington, Delaware 19802
                            Facsimile No.: (   )
                            Telephone No.: (   )
                            Attention:

                         NYNEX MMDS HOLDING COMPANY


                         By:
                             ---------------------------------------------------
                            Name:
                            Title:

                            Address for Notices:

                            c/o NYNEX Corporation
                            1111 Westchester Avenue
                            White Plains, New York 10604
                            Facsimile No.: (   )
                            Telephone No.: (   )
                            Attention: